Subsequent events	12 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
Subsequent events
26. Subsequent events
On February 22 2023, the Company acquired all of the issued and outstanding common shares of Paya Holdings Inc ("Paya"), for a total cash consideration of $1,344,080, excluding transaction fees, comprised of cash on hand and cash from its new revolving credit facilities. Paya is a provider of integrated payment and commerce solutions in the United States.
On February 22, 2023, the Company entered into a new revolving credit facility in an amount of $800 million. Until the delivery of the Company's financial statements for the quarter ending September 30, 2023, borrowings under the new revolving credit facility bear interest, at our option, at either (a) Term SOFR (including a 10 bps credit spread adjustment) plus a margin of 300 bps or (b) an alternate base rate plus a margin of 200 basis points. Thereafter, borrowings under the new revolving credit facility will bear interest, at our option, at either (a) Term SOFR (including a 10 bps credit spread adjustment) plus a margin ranging from 250 basis points to 325 basis points or (b) an alternate base rate plus a margin ranging from 150 to 225 basis points, in each case, based on a first lien leverage ratio. Commencing on June 30, 2023, the commitments in respect of the new revolving credit facility will automatically be permanently reduced by $10,000 on the last day of each fiscal quarter. The maturity of the new revolving credit facility is September 28, 2025.
Due to the limited period of time between the closing date of the acquisition of Paya and the filing of the Company's consolidated financial statements for the year ended December 31, 2022, it was impracticable to provide certain required disclosures for business acquisitions, including the preliminary purchase price allocation.